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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                  February 12, 1997


--------------------------------------------------------------------------------
                  Date of Report ( Date of Earliest Event Reported)




                             INTERNATIONAL PAPER COMPANY
--------------------------------------------------------------------------------
                (Exact name of Registrant as specified in its charter)




    New York                       1-3157                     13-0872805
--------------------         -----------------        -------------------------
    (State of                   (Commission                 (IRS Employer
 Incorporation)                    File)                Identification Number)



                     Two Manhattanville Road, Purchase, NY 10577
                     -------------------------------------------
                       (Address of Principal executive offices)



                                     914-397-1500
                                     ------------
                                   (Telephone No.)

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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A/

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         N/A

ITEM 5.  OTHER EVENTS

         The Company's By-Laws were amended to add a new requirement to Article I noted as Section 7 relating to advance notification of shareholder proposals being made at shareholder meetings and a revision at Section 9 of Article II to reflect a change in the advance notice provisions relating to share owner nominations for election of directors.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements:

         N/A

         (b) Pro Forma Financial Information:

         N/A

         (c) Exhibits
         By-laws of International Paper Company as amended February 12, 1997

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ITEM 8.  CHANGES IN FISCAL YEAR

         N/A





                                      Signature
                                      ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)



Date:    February 12, 1997                  CAROL M. BERARDI
         Purchase, NY                       ----------------------------------
                                            Carol M. Berardi
                                            Assistant Secretary